                                                                 Exhibit 10.15

                                                                          COPY

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT
      (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR (ii) FOLLOWING RECEIPT BY THE ISSUER OF AN OPINION FROM ITS COUNSEL THAT NO REGISTRATION STATEMENT IS NECESSARY IN CONNECTION WITH SUCH TRANSACTION. THE TRANSFER OF THIS SECURITY IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT, DATED APRIL 20, 1988, TO WHICH THE ISSUER AND THE ORIGINAL HOLDER OF THIS SECURITY ARE PARTIES. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                      MULTITRAK SOFTWARE DEVELOPMENT CORP.
                              Revolving Credit Note

$100,000.00                                               Boston, Massachusetts
                                                          April 20, 1988

      FOR VALUE RECEIVED Multitrak Software Development Corp. (herein the "Company"), a corporation organized and existing under the laws of the State of Delaware with offices at 250 Pond Street, Jamaica Plain, MA 02130, hereby promises to pay to the order of LRF Investments, Inc. (the "Lender"), the principal sum of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) (or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Company pursuant to the Securities Purchase Agreement (the "Agreement") dated April 20, 1988), together with interest on the unpaid principal from time to time outstanding at a fluctuating rate per annum equal to the Prime Rate established from time to time by the Wainright Bank and Trust Company plus three and one-half percent (3 1/2%) (computed on the basis of a 360-day year of twelve 30-day months),
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payable in arrears at the close of business on the last day of each month commencing on May 31, 1988, and on any overdue principal and interest until paid in full. The entire balance of outstanding principal and accrued unpaid interest shall be paid in full on or prior to May 31, 1991.

      Principal, interest and all other amounts due under this Revolving Credit Note shall be payable in immediately available funds at the office of the Lender, 189 Wells Avenue, Newton, Massachusetts 02159, or at such other address as the holder of this Revolving Credit Note may from time to time designate in writing to the Company.

      This Revolving Credit Note represents indebtedness for one or more Advances made by the Lender to the Company under the Agreement. Reference is hereby made to the Agreement for a complete description of the rights, obligations, limitations and restrictions of the Company and the holders of the Revolving Credit Note, and the terms and conditions of the Revolving Credit Note noted hereafter are subject in every respect to the terms and conditions of the Agreement.

      As provided in the Agreement, the Company shall have the option to prepay all or any part of the principal amount of this Revolving Credit Note from time to time together with interest accrued on the amount prepaid to the prepayment date.

      Payment of the principal of, and interest on, this Revolving Credit Note is expressly subordinated to the prior payment of the Senior Debt as provided in the Agreement, and by


                                       2
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acceptance of this Revolving Credit Note, the holder hereof agrees to be bound by such provisions of the Agreement.

      If an Event Of Default as defined in the Agreement should occur and be continuing, the principal amount and accrued interest of this Revolving Credit Note may be declared immediately due and payable in the manner and to the extent provided in the Agreement.

      The Company hereby waives demand, presentment for payment, notice of dishonor, protest, notice of protest and diligence, and agrees that the holder hereof may extend the time for payment or accept partial payment without discharging or releasing the Company.

      IN WITNESS WHEREOF, this Revolving Credit Note has been executed and delivered as a sealed instrument at the place and on the date set forth above by the duly authorized representative of the Company.

[Corporate Seal]                              MULTITRAK SOFTWARE DEVELOPMENT
                                                CORP.


                                               By /s/ Michael B. Shattow
                                                  -----------------------------
                                                  Michael B. Shattow, President

ATTEST:


/s/ Peter Myerson, Asst. Sec.
------------------------------
Peter Myerson Assistant
  Secretary

DP-2001/d